                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant      [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[x] Preliminary Proxy statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           One Group Investment Trust
                ------------------------------------------------
                (Name of Registrant as specified in its Charter)


   --------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

    1)   Title of each class of securities to which transaction applies: N/A
    2)   Aggregate number of securities to which transaction applies: N/A
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.): N/A
    4)   Proposed maximum aggregate value of transaction: N/A
    5)   Total fee paid:  N/A
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount previously paid:    N/A
         2)   Form, schedule or Registration statement No.:    N/A
         3)   Filing Party:      N/A
         4)   Date Filed:        N/A

                           ONE GROUP INVESTMENT TRUST

                             Three Nationwide Plaza
                              Columbus, Ohio 43215


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 1999


          To the Owners of One Investors Annuity Contracts issued by Nationwide Life and Annuity Insurance Company ("Nationwide") entitled to give Voting Instructions to the shareholders of One Group Investment Trust, in connection with Nationwide VA Separate Account-C:

          Notice is hereby given that a Special Meeting of the Shareholders of One Group Investment Trust will be held at the offices of Nationwide Advisory Services, Inc. at Three Nationwide Plaza, Columbus, Ohio, 43215, on Wednesday, April 28, 1999 at 3:00 p.m. (Eastern Time) for the following purposes:

          1.        To elect the Board of Trustees of One Group Investment
                    Trust.

          2.        To ratify the selection of independent accountants.

          3. To eliminate a fundamental investment restriction which prohibits certain portfolios of One Group Investment Trust from participating on a joint or a joint and several basis in any trading account in securities.

          4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

          Nationwide VA Separate Account-C is the primary shareholder of One Group Investment Trust, except for initial capital accounts owned by Nationwide and by an affiliate of the investment advisor to One Group Investment Trust. However, Nationwide hereby solicits and agrees to vote the shares of the Portfolios at the Meeting in accordance with timely instructions received from owners of the One Investors Annuity contracts ("variable contracts") having contract values allocated to separate accounts invested in such shares.

          As a variable contract owner of record at the close of business on Sunday, February 28, 1999, you have the right to instruct Nationwide as to the manner in which the Portfolio shares attributable to your variable contract should be voted.


                                                 By Order of the Trustees

                                                 -----------------------
                                                 James F. Laird, Jr.
                                                 President and Treasurer

April __, 1999


YOUR VOTE IS IMPORTANT. YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM. IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           ONE GROUP INVESTMENT TRUST

                             Three Nationwide Plaza
                              Columbus, Ohio 43215

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 1999

                                 PROXY STATEMENT

          THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (THE "TRUSTEES") OF ONE GROUP INVESTMENT TRUST. The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to One Group Investment Trust or by appearing personally and electing to vote on Wednesday, April 28, 1999 at the Special Meeting of Shareholders of the One Group Investment Trust at 3:00 p.m. (Eastern
Time) at the offices of Nationwide Advisory Services, Inc., Three Nationwide Plaza, Columbus, Ohio 43215 (the meeting and any adjournment of the meeting is referred to in this proxy statement as the "Special Meeting"). The cost of preparing and mailing the Notice of Special Meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by One Group Investment Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of One Group Investment Trust or Nationwide Advisory Services, Inc. (the Trust's administrator pursuant to an administration agreement between Nationwide Advisory Services, Inc. and One Group Investment Trust dated as of February 17, 1999).

          The Trust's executive offices are located at Three Nationwide Plaza, Columbus, Ohio 43215 This proxy statement and the enclosed Notice of Special Meeting and form of proxy are first being mailed to shareholders on or about April _____, 1999.

          Only shareholders of record at the close of business on February 28, 1999 will be entitled to vote at the Special Meeting. However, Nationwide VA Separate Account-C is the primary Shareholders of One Group Investment Trust. Nationwide will vote the shares of each Portfolio at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote shares attributable to variable contracts as to which timely instructions received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated Proxy/Voting Instruction Form is received that does not specify a choice, Nationwide will consider its timely receipt as an instruction to vote in favor of the proposal to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by either submitting to the Trust subsequently dated voting instructions, delivering to the Trust a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions. The table below shows the number of shares outstanding on February 26, 1999:

One Group Investment Trust Portfolio                                                  Shares Outstanding
------------------------------------                                                  ------------------
One Group Investment Trust Balanced Portfolio (formerly The One Group
  Investment Trust Asset Allocation Fund)
One Group Investment Trust Large Cap Growth Portfolio (formerly The One Group
  Investment Trust Large Company Growth Fund)
One Group Investment Trust Mid Cap Growth Portfolio (formerly The One
  Group Investment Trust Growth Opportunities Fund)
One Group Investment Trust Equity Index Portfolio (formerly The One Group
  Investment Trust Equity Index Fund)
One Group Investment Trust Government Bond Portfolio (formerly The One Group
  Investment Trust Government Bond Fund)

          For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve each proposal may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

          One Group Investment Trust's Declaration of Trust and Code of Regulations do not provide for annual shareholder meetings, and no such meetings are planned for 2000. Proposals that shareholders would like to have included in a proxy statement for any future meeting must be received by One Group Investment Trust within a reasonable period of time prior to printing and mailing proxy materials for such meeting.

          COPIES OF ONE GROUP INVESTMENT TRUST'S ANNUAL REPORT DATED DECEMBER 31, 1998 ARE AVAILABLE UPON REQUEST FROM NATIONWIDE ADVISORY SERVICES, INC., THREE NATIONWIDE PLAZA, COLUMBUS, OH 43215 AND MAY BE OBTAINED WITHOUT CHARGE BY CALLING 1-800-860-3946.

                               SUMMARY OF PROPOSAL

          DESCRIPTION OF PROPOSAL                     PORTFOLIOS SOLICITED

          1.  To elect the Board of Trustees of       Balanced Portfolio
              One Group Investment Trust.             Government Bond Portfolio
                                                      Mid Cap Growth Portfolio
                                                      Large Cap Growth Portfolio
                                                      Equity Index Portfolio

          2.  To ratify the selection of              Balanced Portfolio
              independent accountants.                Government Bond Portfolio
                                                      Mid Cap Growth Portfolio
                                                      Large Cap Growth Portfolio
                                                      Equity Index Portfolio

          3.  To eliminate a fundamental              Balanced Portfolio
              investment restriction that             Government Bond Portfolio
              prohibits Portfolios of One Group       Mid Cap Growth Portfolio
              Investment Trust from participating     Large Cap Growth Portfolio
              on a joint or a joint and several       Equity Index Portfolio
              basis in any trading account in
              securities.

          4.  To transact such other business as      Balanced Portfolio
              may properly come before the Special    Government Bond Portfolio
              Meeting or any adjournment thereof.     Mid Cap Growth Portfolio
                                                      Large Cap Growth Portfolio
                                                      Equity Index Portfolio

          One Group Investment Trust as a whole must approve Proposals 1 and 2. This means that the proposals will pass if approved by the lesser of: (a) 67% or more of the outstanding shares of One Group Investment Trust as a whole present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of One Group Investment Trust as a whole.

          Proposal 3 requires approval by each of the Portfolios of One Group Investment Trust listed above. This means that the change in a Portfolio's fundamental investment policy will be adopted if approved by the lesser of: (a) 67% or more of the outstanding shares of that Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of that Portfolio.


                                   PROPOSAL 1

                          Election of Board of Trustees

          At a meeting held on February 18, 1999, the incumbent Trustees, including the Trustees who are not "interested persons", unanimously approved each nominee to serve as a member of the Board of Trustees, subject to shareholder approval. Five of the nominees currently serve as Trustees of One Group Investment Trust. In considering the nominees for election as Trustees of One Group Investment Trust, the incumbent Trustees took into account the qualifications of each of the nominees. Because One Group Investment Trust does not hold annual meetings, each nominee, if elected, generally will serve until his or her successor is elected and qualified.

          The Board of Trustees oversees the management and administration of the Portfolios. The Trustees are responsible for making major decisions about each Portfolio's investment objectives and policies, but delegate the day-to-day administration of the Portfolio to the officers of the Trust. The Trustees, in turn, elect the officers of the Portfolios.

          The incumbent Trustees and the nominees, their addresses, ages and principal occupations during the past five years are set forth below.

                                             POSITION HELD        PRINCIPAL OCCUPATION
NAME AND ADDRESS                  AGE        WITH THE TRUST       DURING THE PAST FIVE YEARS
----------------                  ---        --------------       --------------------------
Peter C. Marshall                 56         Trustee(psi)         President, DCI Marketing, Inc. (November, 1993
DCI Marketing, Inc.                                               to present). Trustee of One Group Investment
2727 W. Good Hope Rd.                                             Trust since 1994.
Milwaukee, WI  53209

Charles I. Post                   70         Trustee(psi)         Consultant (July, 1986 to present). Trustee of One
7615 4th Avenue West                                              Group Investment Trust since 1994.
Bradenton, FL  34209

Frederick W. Ruebeck              59         Trustee(psi)         Director of Investments, Eli Lilly and Company
Eli Lilly & Company                                               (June, 1988 to present). Trustee of One Group
Lilly Corporate Center                                            Investment Trust since 1994.
307 East McCarty
Indianapolis, IN  46258

Robert A. Oden, Jr.               52         Trustee(psi)         President, Kenyon College (1995 to present);
Office of the President                                           Headmaster, The Hotchkiss School (1989 to
Ransom Hall                                                       1995). Trustee of One Group Investment Trust
Kenyon College                                                    since 1997.
Gambier, OH  43022

*John F. Finn                     51         Trustee(psi)         President of Gardner, Inc. (1975 to present).
Gardner, Inc.                                                     Trustee of One Group Investment Trust since
1150 Chesapeake Ave.                                              1998.
Columbus, Ohio  43212

Marilyn McCoy                     51         NA                   Vice President of Administration and Planning
Northwestern University                                           Northwestern University (1985 to present).
Office of the Vice President                                      Trustee of Pegasus Variable Funds since 1996.
Administration & Planning
633 Clarke St., Crown 2-112
Evanston, IL 60208

Julius L. Pallone                 68         NA                   President, J.L. Pallone Associates (1994 to
J.L. Pallone Associates                                           present). Trustee of Pegasus Variable Funds since
3000 Town Center                                                  1987.
Suite 732
Southfield, MI 48075

Donald L. Tuttle                  64         NA                   Vice President (1995 to present) and Senior Vice
Association for                                                   President (1992 to 1995), Association for
Management & Research                                             Investment Management and Research. Trustee of
5 Boar's Head Lane                                                Pegasus Variable Funds since 1993.
Charlottesville, VA 22901

-------------------

(psi) Incumbent Trustee.

*John F. Finn is an "interested person" as that term is defined in the Investment Company Act of 1940 due to ownership of shares of Bank One Corporation, the parent of the investment advisor to One Group Investment Trust.

          The Trustees meet at least four times each year. During the most recent fiscal year, the Trustees met five times. The incumbent Trustees attended all of the Board meetings. While One Group Investment Trust does not have standing audit and compensation committees, its does have a standing nominating committee. The nominating committee met two times during fiscal year 1998. Messrs. Marshall and Ruebeck are members of the nominating committee. The nominating committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the committee in care of One Group Investment Trust.

          The Trustees of the Portfolios receive fees and expenses for each meeting of the Board of Trustees attended. The Compensation Table below sets forth the total compensation to the Trustees from the Trust for the fiscal year ended December 31, 1998.

                                     COMPENSATION TABLE
-------------------------------------------------------------------------------------------
                          AGGREGATE        PENSION OR
                        COMPENSATION       RETIREMENT
                          FROM ONE      BENEFITS ACCRUED       ESTIMATED           TOTAL
                            GROUP        AS PART OF ONE     ANNUAL BENEFITS    COMPENSATION
NAME OF PERSON,          INVESTMENT     GROUP INVESTMENT         UPON            FROM THE
POSITION                    TRUST       TRUST'S EXPENSES      RETIREMENT         COMPLEX(1)
-------------------------------------------------------------------------------------------
PETER C. MARSHALL,         $3,000              NA                 NA              $51,000
TRUSTEE
-------------------------------------------------------------------------------------------
CHARLES I. POST,           $3,000              NA                 NA              $48,500
TRUSTEE
-------------------------------------------------------------------------------------------
FREDERICK W.               $3,000(2)           NA                 NA              $48,500
RUEBECK, TRUSTEE
-------------------------------------------------------------------------------------------
ROBERT A. ODEN, JR.,       $3,000(2)           NA                 NA              $48,500
TRUSTEE
-------------------------------------------------------------------------------------------
JOHN F. FINN, TRUSTEE      $1,500              NA                 NA              $24,500
-------------------------------------------------------------------------------------------

(1) "Complex" comprises the Portfolios of One Group Investment Trust, as well as the Funds of One Group Mutual Funds as of December 31, 1998.

(2)       Includes $750 of deferred compensation.

          Under a Deferred Compensation Plan for Trustees of One Group Investment Trust adopted at the November 20, 1998 Board of Trustees meeting, the Trustees may defer all or a part of their compensation payable by One Group Investment Trust and earned by the Trustees for serving as a member of the Board of Trustees, or a member of a committee of the Board. Reimbursement of expenses associated with attending meetings of the Board or a committee of the Board may not be deferred. Neither a specified length of service nor a vesting period are required by the Plan. Under the Plan, the Trustees may specify Class I shares of one or more funds of One Group Mutual Funds to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee). The Plan does not obligate One Group Investment Trust to purchase, hold or dispose of any investments in order to satisfy its obligations under the Plan. However, if One Group Investment Trust does fund the Plan, all securities will be held solely in the name of One Group Investment Trust.

          The principal executive officers of One Group Investment Trust are all officers or employees of Nationwide Advisory Services, Inc. Nationwide Advisory Services, Inc. is the One Group Investment Trust's administrator. Officers of One Group Investment Trust receive no compensation directly from One Group Investment Trust for performing their duties. The officers of One Group Investment Trust, their addresses, and principal occupations during the past five years are shown below.

POSITION(S) HELD              PRINCIPAL OCCUPATION
NAME AND ADDRESS                 WITH THE TRUST             DURING PAST 5 YEARS
----------------                 --------------             -------------------
James F. Laird, Jr.*                President               Mr. Laird was elected Vice President and
Three Nationwide Plaza            and Treasurer             General Manager of Nationwide Advisory
Columbus, Ohio 43215                                        Services, Inc., the Administrator of One Group
Age:  42                                                    Investment Trust on April 5, 1995. Prior to
                                                            being elected General Manager, Mr. Laird
                                                            served as Treasurer of Nationwide Advisory
                                                            Services, Inc. since November, 1987.

Karen R. Tackett*                 Vice President            Since August, 1998, Ms. Tackett has been
Three Nationwide Plaza            and Assistant             Director of Strategic Development for
Columbus, Ohio  43215               Treasurer               Nationwide Advisory Services, Inc. From
Age:  33                                                    March, 1996 until July, 1998, Ms. Tackett
                                                            was Accounting Manager for Nationwide Advisory
                                                            Services, Inc. Prior to that, Ms. Tackett was
                                                            Audit Manager and held various other positions
                                                            with PricewaterhouseCoopers, LLP.

Craig A. Carver*                  Vice President            Mr. Carver has been Compliance Manager of
Three Nationwide Plaza            and Assistant             Nationwide Advisory Services, Inc. since
Columbus, Ohio  43215               Secretary               January, 1996. Prior to that time, Mr. Carver
Age:  44                                                    served as Financial Controls Manager of
                                                            Nationwide Advisory Services, Inc.

Christopher A. Cray*              Vice President            Mr. Cray has been Treasurer of Nationwide
Three Nationwide Plaza            and Secretary             Advisory Services, Inc. since September, 1997.
Columbus, Ohio  43215                                       Prior to that time he served as
Age:  40                                                    Director-Corporate Accounting of Nationwide
                                                            Insurance Enterprises.

H. Carl Juckett*                Vice President and          Mr. Juckett joined Nationwide Advisory
Three Nationwide Plaza          Assistant Treasurer         Services in July, 1998 as the Manager of Fund
Columbus, Ohio 43215                                        Accounting. Prior to joining Nationwide, Mr.
Age 43                                                      Juckett served as a vice president for BISYS
                                                            Fund Services where he managed Fund Accounting
                                                            during a four year period. Mr. Juckett also
                                                            spent eleven years with Huntington Bancshares
                                                            serving in a variety of positions related to
                                                            investments, trust and broker/dealer
                                                            activities.

* All officers listed above are "interested persons" of the Portfolios as defined in the Investment Company Act of 1940.

          The Trustees and officers of One Group Investment Trust own less than 1% of the outstanding shares of One Group Investment Trust.


      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF
                                  THE NOMINEES


                                   PROPOSAL 2

                      Selection of Independent Accountants

          At a meeting held on February 18, 1999, the Trustees, including the Trustees who are not "interested persons", unanimously approved the selection of PricewaterhouseCoopers LLP as the independent accountants for the fiscal year ended December 31, 1999.

          The firm of PricewaterhouseCoopers LLP, formed as a result of the merger of Price Waterhouse, LLP and Coopers & Lybrand, L.L.P., has extensive experience in investment company accounting and auditing and has served as independent accountants to One Group Investment Trust since its inception. The financial statements included in One Group Investment Trust's Annual Report have been examined by PricewaterhouseCoopers LLP. It is not expected that a representative of PricewaterhouseCoopers LLP will be present at the meeting.

          PricewaterhouseCoopers LLP and its members do not have any direct or indirect material financial interest in or connection with One Group Investment Trust in any capacity other than as independent accountants.

        THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
                     SELECTION OF PRICEWATERHOUSECOOPERS LLP

                                   PROPOSAL 3

  Approval of a Change to a Fundamental Investment Restriction Which Prohibits
                     Participation in Joint Trading Accounts


          The Board of Trustees is submitting for approval by shareholders of each Portfolio of One Group Investment Trust a proposal to eliminate a fundamental investment restriction. The current restriction is as follows:

          Current Restriction:   "The Balanced Portfolio, the Government Bond
          --------------------   Portfolio, the Large Cap Growth Portfolio, the
                                 Mid Cap Growth Portfolio, and the Equity Index
                                 Portfolio may not participate on a joint or joint and several basis in any securities trading account."

          The Board approved this proposal at a meeting held on February 18, 1999. Fundamental investment restrictions may be changed only with shareholder approval. Approval of this proposal will not result in a change in a Portfolio's investment objective or investment management.

          Currently, the Balanced, the Government Bond, the Large Cap Growth, the Mid Cap Growth, and Equity Index Portfolio's of One Group Investment Trust Portfolios may not participate on a joint or joint and several basis in any securities trading account. The proposed change would allow each Portfolio to realize certain efficiencies and cost savings, while earning a potentially higher rate of return on repurchase agreements and other short-term, money market-type investments. Many securities of this type are sold in denominations which are too large for the Portfolios to purchase on an individual basis. Purchasing these securities on a joint basis will expand the investment opportunities available to the Portfolios and may reduce the possibility that cash balances remain uninvested. In addition, joint transactions can be expected to result in certain administrative efficiencies by reducing the number of trade tickets and cash wires that must be processed for each trade. These efficiencies may result in reduced transaction costs.

          Each Portfolio participating in a joint transaction will be subject to certain requirements imposed by the United States Securities and Exchange Commission. These requirements are intended to ensure that each Portfolio's interests are protected and that each Portfolio's participation is on a fair and equal basis. Each Portfolio's liability will be limited to its interest in the investment; no One Group Investment Trust Portfolio will be jointly liable for the investments of any other Portfolio.

       THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS
                                    PROPOSAL



                             ADDITIONAL INFORMATION

The following list indicates the shareholders as of February 28, 1999 who, to the best knowledge of One Group Investment Trust, are the beneficial owners of more than 5% of the outstanding shares of the Portfolios:

                                                                   Amount and Nature
                                                                   of Voting and                 Percentage of Funds
Name of Portfolio         Name and Address                         Investment Power               Outstanding Shares
-----------------         ----------------                         ----------------               ------------------
Government Bond           Nationwide VA Account-C                  Shared voting and                   85.61%
                          CO 68 C/O IPS                            investment power over
                          PO Box 182029                            3,906,453.274 shares
                          Columbus OH 43218-2029                   of the Portfolio

                          Nationwide Life and Annuity              Sole voting and                     14.39%
                            Insurance Company                      investment power over
                          CO 68 C/O IPO - Seed Account             656,814.957 shares of
                          PO Box 182029                            the Portfolio
                          Columbus OH 43218-2029

Balanced (formerly        Nationwide VA Separate Account-C         Shared voting and                   98.36%
Asset Allocation)         CO 68 C/O IPS                            investment power over
                          PO Box 182029                            7,539,415.086 shares
                          Columbus OH 43218-2029                   of the Portfolio

Mid Cap Growth            Nationwide VA Separate Account-C         Shared voting and                   99.93%
(formerly Growth          CO 68 C/O IPS                            investment power over
Opportunities)            PO Box 182029                            5,193,601.050 shares
                          Columbus OH 43218-2029                   of the Portfolio

Large Cap Growth          Nationwide VA Separate Account-C         Shared voting and                   96.22%
(formerly Large           CO 68 C/O IPS                            investment power over
Company Growth)           PO Box 182029                            9,166,913.663 shares
                          Columbus OH 43218-2029                   of the Portfolio

Equity Index              Nationwide VA Separate Account-C         Sole voting and                     81.19%
                          C/O IPO Portfolio Accounting             investment power over
                          PO Box 182029                            1,413,385.545 shares
                          Columbus OH 43218-2029                   of the Portfolio

                          Nationwide Life Insurance Co             Sole voting and                     14.47%
                          Seed Account                             investment power over
                          One Nationwide Plaza                     251,863.965 shares
                          C/O Investment Accounting                of the Portfolio
                          Attn. Pam Smith 1-31-05
                          Columbus OH 43215-2239

          The Trustees know of no matters to be presented at the Special Meeting other than those specified in the attached Notice of Meeting. However, if any other matters come before the Special Meeting, it is intended that the proxies will vote in their discretion.

Dated: April __, 1999


         IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SIGN YOUR VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. FOR YOUR CONVENIENCE, NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                  GROUP(R) INVESTMENT TRUST BALANCED PORTFOLIO

                VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Balanced Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote upon if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Investment Trust.

                              FOR            AGAINST            ABSTAIN
                              (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                              FOR            AGAINST            ABSTAIN
                              (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                              FOR            AGAINST            ABSTAIN
                              (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                             , 1999.
       ---------------------------


       PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

            ONE GROUP(R) INVESTMENT TRUST LARGE CAP GROWTH PORTFOLIO

                VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Large Cap Growth Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for the One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


       PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

             ONE GROUP(R) INVESTMENT TRUST MID CAP GROWTH PORTFOLIO

                VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Mid Cap Growth Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for the One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


       PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

              ONE GROUP(R) INVESTMENT TRUST EQUITY INDEX PORTFOLIO

                VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Equity Index Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


       PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE

             ONE GROUP(R) INVESTMENT TRUST GOVERNMENT BOND PORTFOLIO

                VOTING INSTRUCTION FORM FOR A SPECIAL MEETING OF
                          SHAREHOLDERS, APRIL 28, 1999

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE TRUSTEES OF ONE GROUP INVESTMENT TRUST.

The undersigned hereby appoints Karen R. Tackett and James F. Laird, Jr., each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the Special Meeting of Shareholders of One Group Investment Trust Government Bond Portfolio (the "Portfolio") on April 28, 1999 at 3:00 p.m., Eastern Standard Time, and at any adjournments thereof, all of the units of beneficial interest in the Portfolio which the undersigned would be entitled to vote if personally present.

  1. Election of the Board of Trustees of One Group Investment Trust as set forth below. If you wish to withhold authority to vote for all the nominees as group, or any individual nominee, please mark the box labeled "Abstain" opposite the nominees name. IF YOU MARK YOUR BALLOT IN SUCH A WAY THAT YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, YOU WILL BE DEEMED TO HAVE VOTED IN FAVOR OF THE NOMINEE.

          All of the nominees        FOR      AGAINST      ABSTAIN
          as a group                 (  )       (  )         (  )

          Peter C. Marshall          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Charles I. Post            FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Frederick W. Ruebeck       FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Robert A. Oden, Jr.        FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          John F. Finn               FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Marilyn McCoy              FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Julius L. Pallone          FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

          Donald L. Tuttle           FOR      AGAINST      ABSTAIN
                                     (  )       (  )         (  )

2. Ratification of PricewaterhouseCoopers LLP as the independent accountants for One Group Investment Trust.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

3. Approval of the elimination of fundamental investment restriction which prohibits the Portfolio from participating on a joint or a joint and several basis in any trading account in securities.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

4. To transact any other business as properly comes before the Meeting or any adjournment thereof.

                  FOR            AGAINST            ABSTAIN
                  (  )             (  )               (  )

THIS VOTING INSTRUCTION FORM WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION FORM WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSALS ON THE REVERSE SIDE.

NOTE: Please sign exactly as the name appears on this card. EACH joint owner must sign the Voting Instruction Form. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer's office. If a partner, please sign in the partnership name.


------------------------------------------
Signature of Shareholder(s)


------------------------------------------
Signature of Shareholder(s)


Dated:                              , 1999.
       ----------------------------


       PLEASE EXECUTE, SIGN, DATE, AND RETURN THIS VOTING INSTRUCTION FORM
                      PROMPTLY USING THE ENCLOSED ENVELOPE